Exhibit 10.6

WHEN RECORDED MAIL TO:
Lindquist & Vennum P.L.L.P. (KRP)
4200 IDS Center
80 South 8th Street
Minneapolis, MN  55402

SEND TAX NOTICES TO:
NEDAK Ethanol, LLC
118 East State Street
Atkinson, NE  68713
ATTN: Jerome Fagerland

SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY

THIS IS A CONSTRUCTION SECURITY AGREEMENT THAT SECURES AN OBLIGATION WHICH THE BORROWER INCURRED FOR THE PURPOSE OF MAKING IMPROVEMENTS ON THE REAL PROPERTY DESCRIBED HEREIN

DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF
LEASES AND RENTS AND FIXTURE FINANCING STATEMENT

THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FINANCING STATEMENT (the "Deed of Trust") is made and entered into as of February 14, 2007, by NEDAK ETHANOL, LLC, a Nebraska limited liability company (the "Borrower"), whose address for purposes of this Deed of Trust is 87590 Hillcrest Road, PO Box 391, Atkinson, Nebraska 68713; TO AND IN FAVOR OF LAWYERS TITLE INSURANCE CORPORATION, a Nebraska corporation (the "Trustee"), whose address for purposes of this Deed of Trust is 10 South LaSalle Street, Suite 2500, Chicago, IL 60603; FOR THE BENEFIT OF FARM CREDIT SERVICES OF GRAND FORKS, FLCA (the "Lender"), whose address for purposes of this Deed of Trust is 2424 32nd Avenue South, P.O. Box 13570, Grand Forks, North Dakota 58208-3570; pertaining to that certain Construction and Term Loan Note and that certain Revolving Credit Note, all as defined in the Credit Agreement (as defined below), of the Borrower dated as of the date of this Deed of Trust, payable to the order of Lender, in the aggregate original principal amount of FORTY-TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($42,500,000.00) (collectively, the "Notes");

THE TOTAL PRINCIPAL AMOUNT OF THE "SECURED OBLIGATIONS" SECURED HEREBY, INCLUDING ANY FUTURE DEBTS, ADVANCES, LIABILITIES OR OBLIGATIONS (BUT EXCLUDING, HOWEVER, INTEREST AND SUMS ADVANCED FOR THE PROTECTION AND/OR INSURANCE OF THE "PROPERTY" OR LENDER'S INTEREST THEREIN), SHALL NOT EXCEED THE SUM OF $42,500,000.00 (THE "MAXIMUM AMOUNT"); PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL CONSTITUTE A COMMITMENT TO MAKE ANY ADDITIONAL OR FUTURE LOANS OR ADVANCES IN ANY AMOUNT.

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W I T N E S S E T H:

1.   Grant.  For good and valuable consideration, and to secure the prompt payment, when due, of the Secured Obligations, as defined below, Borrower has irrevocably  granted, bargained, sold, conveyed, transferred, mortgaged, and assigned, and by these presents does hereby irrevocably grant, bargain, sell, convey, transfer, mortgage, and assign, to Trustee in trust, WITH POWER OF SALE, for the benefit and security of Lender, and hereby grants to Lender a security interest in, all of the real property described in Exhibit "A" attached hereto (the "Premises"); TOGETHER WITH (a) all buildings, structures, additions, and improvements now or hereafter located thereon or belonging thereto (collectively, the "Improvements"); (b) all goods which are or are to become fixtures attached to the Premises or Improvements (collectively, the "Fixtures"); (c) all easements, rights-of-way, strips and gores of land, alleys, sewer rights, and water rights relating thereto; (d) all leases, subleases, and other agreements affecting the use, enjoyment or occupancy of the Premises, now or hereafter entered into, together with any extensions thereof and guarantees relating thereto (collectively, the "Leases"), and all rents and other sums payable under the Leases, tenant security and other deposits, oil and gas or other mineral royalties, bonuses and rents, issues and profits relating to the Premises and Improvements (collectively, the "Rents"); (e) all right, title and interest, including reversions and remainders, if any, of Borrower, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street or highway adjoining the Premises; (f) all other estates, rights, titles, claims, interests, privileges, hereditaments and appurtenances of any nature whatsoever, in any way relating to the Premises or Improvements; (g) all machinery, equipment, appliances and other articles of personal property of every kind whatsoever now owned or hereafter acquired by Borrower, now or hereafter located upon and used in connection with the Premises, together with all replacements thereof and substitutions therefor (collectively, the "Equipment"); (h) all awards or payments, including interest thereon, which may be made with respect to the Premises, Improvements, or Equipment, from the exercise of the right of eminent domain, or for any other injury thereto or decrease in the value thereof (collectively, the "Awards"); (i) all policies of insurance relating to the Premises, Improvements, or Equipment, all proceeds thereof, and any unearned premiums on any such insurance policies, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof; (j) all deposits made to procure or maintain utility services to the Premises or the Improvements and any money, cash, negotiable instruments, documents of title, securities, deposit accounts or other cash equivalents, including interest or income earned thereon held by Lender or Trustee under or in accordance with this Deed of Trust or any Related Document; (k) any amounts in any escrow fund for the purposes of payment of taxes, insurance premiums or other impositions in connection with the Premises, Improvements or Equipment; and (l) products and proceeds of the property described above.  The Premises, Improvements, Fixtures, Leases, Rents, Equipment, Awards, and all other real and personal property described in this paragraph are hereinafter collectively referred to as the "Property."

2.   Secured Obligations.  This Deed of Trust is given to secure the prompt payment when due of the following (the "Secured Obligations"):  (a) all Obligations of Borrower under that certain Master Credit Agreement by and between Borrower and Lender, dated as of the date of this Deed of Trust (together with the “Supplements” defined therein and as further amended and supplemented, the "Credit Agreement"), according to the terms thereof, including the Notes and any other note given in substitution therefor or in modification, renewal, or extension thereof, in whole or in part (such Notes and all other notes given in substitution therefor or in modification, renewal, or extension thereof, in whole or in part, are hereinafter collectively called the "Note"); (b) all indebtedness, liabilities, and obligations of Borrower now or hereafter incurred or arising pursuant to the provisions of this Deed of Trust or any other agreement or instrument now or hereafter evidencing, securing and/or guarantying the obligations of the Borrower under the Note or any part thereof (such other instruments and agreements are hereinafter collectively referred to as the "Related Documents"); and (c) any and all other indebtedness, obligations, and liabilities of Borrower to Lender of any nature whatsoever, whether arising out of contract, tort, or otherwise, including, without limitation, obligations arising under any and all present and future loans, advances, and/or other extensions of credit obtained and/or to be obtained by Borrower from Lender, and any and all present and future guaranties made by Borrower in favor of Lender, and any and all instruments and agreements evidencing such present and/or future loans, advances, other extensions of credit, and/or guaranties, together with interest, costs, expenses, attorneys' fees and other fees and charges.  THE TOTAL PRINCIPAL AMOUNT OF THE "SECURED OBLIGATIONS" SECURED HEREBY, INCLUDING ANY FUTURE DEBTS, ADVANCES, LIABILITIES OR OBLIGATIONS (BUT EXCLUDING, HOWEVER, INTEREST AND SUMS ADVANCED FOR THE PROTECTION AND/OR INSURANCE OF THE "PROPERTY" OR LENDER'S INTEREST THEREIN), SHALL NOT EXCEED THE "MAXIMUM AMOUNT"; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL CONSTITUTE A COMMITMENT TO MAKE ANY ADDITIONAL OR FUTURE LOANS OR ADVANCES IN ANY AMOUNT.

3.   Warranty of Title.  Borrower warrants to Trustee and Lender that: (1) Borrower is lawfully seized and possessed of good, marketable, and indefeasible fee simple title to the Property, free and clear of all liens and encumbrances, other than those liens and/or encumbrances, if any, set forth on Exhibit "B" (the "Permitted Exceptions"), and (2) Borrower has the full right, power, and authority to execute and deliver this Deed of Trust to Trustee and Lender.  Subject only to the Permitted Exceptions, if any, Borrower warrants and will forever defend the title to the Property against the claims of all persons.

4.   Maintenance and Compliance with Laws.  Borrower shall keep the Property in good condition and repair, and shall promptly perform all repairs, replacements, and maintenance necessary to preserve its value.  Borrower shall promptly complete or restore promptly and in good and workmanlike manner any portion of the Property which may be damaged or destroyed, and shall pay, when due, all claims for labor performed and materials furnished on or to the Premises or Improvements, and any and all other claims which could result in a lien on the Property or any part thereof.  Borrower shall not commit waste or permit impairment or deterioration of the Property.  In addition to its obligation to comply with all "Applicable Environmental Laws" as provided below, Borrower shall comply with all other laws, ordinances, regulations, covenants, conditions, and restrictions affecting the Property or any part thereof (collectively, the "Applicable Laws"), including, without limitation, the Americans With Disabilities Act of 1990, and any and all amendments or supplements thereto, and shall not commit, suffer or permit any act to be done in or upon the Property in violation of any Applicable Laws.

5.   Environmental Provisions.  The representations, warranties, covenants and other obligations of the Borrower contained in this paragraph are collectively referred to as the "Environmental Provisions."

a.   Certain Defined Terms.  For purposes of this paragraph, the terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," and similar terms, as used in this Deed of Trust, shall have the same meanings ascribed to them in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601 et seq., ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq., the Clean Water Act, 33 U.S.C. §§ 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq., the Clean Air Act, as amended, 42 U.S.C. §§ 7401 et seq., the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq., the Occupational Safety and Health Act, 29 U.S.C. §§ 655 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 4321 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., and all other state, Federal or local laws relating to health, safety, and the environment, as the same may be amended from time to time, and any rules or regulations adopted pursuant to any of the foregoing, as the same may be amended from time to time (collectively, all such laws, rules and regulations are hereinafter referred to as the "Applicable Environmental Laws").  The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products, asbestos and asbestos-containing materials.

b.           Covenants, Representations and Warranties of Borrower.  Borrower hereby covenants, represents and warrants to Lender that, except for matters (if any) expressly set forth on Exhibit "C" attached hereto:

i)   no hazardous substance or hazardous material is presently located at, on, in, under or about the Premises or Improvements in violation of any Applicable Environmental Laws, or for which action is required under any Applicable Environmental Law;

ii) during the period of Borrower's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or hazardous substance by any person on, under, about or from the Premises or Improvements;

iii) no notice of any violation, lien, complaint, suit, order, administrative action or other notice with respect to the environmental condition of the Premises and/or Improvements has been issued, received, or is currently outstanding;

iv) Borrower shall comply, and shall require all tenants and other occupants of the Premises and/or Improvements to comply, in all respects with all Applicable Environmental Laws, and will not use, generate, store, handle, process, dispose of, release, or threaten to release, any hazardous substance or hazardous material or otherwise lead to the imposition of any lien or liability of any nature whatsoever under any Applicable Environmental Law; and

v) Borrower shall notify Lender promptly and in writing in the event of any violation of any provision of this paragraph, and will provide to Lender copies of all notices and correspondence from any third party or governmental authority relating to the environmental condition of the Premises or Improvements or any liability or alleged liability of the Borrower or the Lender relating thereto, or any violation or alleged violation of any Applicable Environmental Laws;

vi) Borrower will promptly pay, when due, all fines, claims, awards or other charges imposed against Borrower or the Premises or Improvements under any Applicable Environmental Law.

       c.   Environmental Audits.  Lender may, at its option, if Lender reasonably believes that any hazardous substance, hazardous materials, or other environmental condition relating to the Premises or Improvements now or hereafter violates or threatens to violate any provision hereof or any Applicable Environmental Law, cause an environmental audit of the Premises or portions thereof to be conducted to confirm Borrower's compliance with these Environmental Provisions, and Borrower shall cooperate with Lender in all reasonable respects in connection with any such audit and shall pay, on demand, all costs and expenses incurred in connection therewith, which costs and expenses shall bear interest at a rate equal to the lesser of (i) the interest rate then payable under the Note plus two percent, or (ii) the maximum interest rate permitted under applicable law (such lesser rate is hereinafter referred to as the "Advance Rate") from and after the date of such demand.

        d.   Waiver.  Borrower hereby releases and waives any present or future claims against Lender for indemnity or contribution in the event Borrower should incur any liability related to hazardous waste, hazardous substances, or Applicable Environmental Laws.

6.           Impositions.  Borrower shall pay when due (and in all events prior to delinquency) all taxes, assessments, fines and impositions levied against or on account of the Property (collectively, the "Impositions").

7.           Liens.  Borrower shall not create, incur or suffer to exist any lien, encumbrance or charge on the Property or any part thereof, other than any such lien, encumbrance or charge constituting a Permitted Exception, if any.

8.           Insurance.

        a.   Maintenance of Insurance.  Borrower, at its expense, shall keep the Property insured by insurance carriers satisfactory to Lender against loss by fire, lightning, tornado, and other perils, covered by a standard extended coverage endorsement, in an amount equal to at least one hundred percent of the full replacement value thereof; and shall maintain insurance against such other hazards and in such amount as is customarily carried by owners and operators of similar properties and as Lender may otherwise require for the protection of its security.  Should the Premises at any time be located in an area designated by the Director of the Federal Emergency Management Agency or other appropriate official as a flood hazard area under the National Flood Insurance Act of 1968, as amended, Borrower agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan, up to the maximum limit of coverage available under said Act, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.  All insurance policies maintained pursuant to this Deed of Trust shall name Borrower and Lender as insureds, as their respective interests may appear, and shall provide that there shall be no cancellation or modification thereof without thirty (30) days advance written notice to the Lender.  In the event of cancellation of such insurance, Trustee or Lender may procure such insurance and the cost thereof shall be added to the Secured Obligations and shall bear interest from the date of disbursement at a the Advance Rate.  Borrower shall deliver to Lender the original policies of insurance and all endorsements and renewals thereof.  All unearned premiums of such insurance policies are hereby assigned to Trustee as additional security for the Secured Obligations, and a sale and conveyance of the Property by the Trustee shall operate to convey to the purchaser the Borrower's interest in and to all policies of insurance upon the Property.

        b.   Insurance Reserves.  Lender may require Borrower to maintain with Lender or Lender's agent reserves for payment of insurance premiums, which reserves shall be funded by monthly payments from Borrower sufficient, in Lender's estimation, to fund the next successive premium by a date that is at least fifteen (15) days before the premium due date.  If Lender at any time deems the reserve funds to be insufficient, Borrower shall, upon demand pay any deficiency to Lender.  The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Borrower as they become due.  If insurance reserves are required, Lender shall not hold the reserve funds in trust for Borrower, and Lender will not be deemed the agent of Borrower for payment of the insurance premiums required to be paid by Borrower.  The responsibility for the payment of premiums shall be and remain Borrower's sole responsibility.

        c.   Application of Insurance Proceeds.  Borrower shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $25,000.  Lender may make proof of such loss or damage if Borrower fails to do so within fifteen (15) days after the casualty.  Borrower shall assign, and hereby assigns, all insurance proceeds to Lender, and any and all such proceeds received by Borrower shall be held by Borrower in Trust for the benefit of Lender until such time as such funds are actually delivered to Lender.  Whether or not Lender's security is impaired, Lender may receive and retain the proceeds of any insurance and apply the proceeds to the repayment of the Secured Obligations or the restoration and repair of the Property.  If Lender elects to apply the proceeds to restoration and repair, Lender may direct Borrower to complete such restoration and repair.  Borrower shall then repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender, and Lender shall, upon request accompanied by satisfactory proof of such repair or replacement by Borrower, and provided that there exists no Event of Default under this Deed of Trust at the time of such request, reimburse Borrower from insurance proceeds actually received by Lender for the reasonable cost of such repair or restoration.

       9.           Expenditures by Lender.  If Borrower fails to comply with any provision of this Deed of Trust, or pay any sum due hereunder, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender may, but shall not be required to, take any action and expend all reasonable sums on Borrower's behalf that Lender deems appropriate.  Any amount that Lender expends in so doing will be payable on demand, will become part of the Secured Obligations secured hereby, and will bear interest at the Advance Rate from the date expended by Lender.  The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default.  Any election by Lender to take any action or make expenditures hereunder shall not prejudice Lender's right to declare a default and exercise remedies as provided herein.

       10.           Condemnation.  If all or any part of the Property is acquired by any governmental authority through eminent domain proceedings, Lender may at its election require that all or any portion of the net proceeds of the condemnation award be applied, at Lender's option, to the Secured Obligations or the repair or restoration of the Property.  For this purpose, Borrower shall assign, and hereby assigns, all proceeds of any such proceedings or purchase to Lender.  The net proceeds of the award shall mean the remainder of the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.  If any eminent domain proceeding is filed or threatened, Borrower shall promptly notify Lender in writing, and Borrower shall promptly take such steps as may be necessary to defend the action and obtain and maximize the award.  Borrower may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Borrower will deliver or cause to be delivered to lender such instruments as may be requested by it from time to time to permit such participation.

11.           Documentary Stamps; Mortgage Taxes.  Borrower shall pay all costs incurred in recording, perfecting or continuing this Deed of Trust and the liens and interests created hereby, including without limitation, all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust, together with any other taxes or assessments which may now or hereafter be levied against the Trustee or Lender in connection with the Note, this Deed of Trust, the Credit Agreement and the Related Documents.

12.           Security Agreement; Financing Statements.

a.   Security Agreement.  This Deed of Trust constitutes a security agreement under the Uniform Commercial Code in effect in the State of Nebraska, as amended from time to time (the "UCC").  Borrower has granted and hereby GRANTS TO LENDER a security interest under the UCC in all of the Property which is or may be subject to the provisions of Article 9 of the UCC, including, without limitation, all Fixtures, Leases, Rents, Equipment, Awards, and other tangible and intangible personal property described above, and all proceeds and products of the same (collectively, the "Personalty").

b.   Financing Statements.  Upon request by Lender, Borrower shall execute such financing statements and take such other action as is requested by Lender to perfect and continue Lender's security interest in the Personalty.  In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Borrower, file counterparts, copies or reproductions of this Deed of Trust as financing statements.  Borrower shall pay to Lender on demand any and all expenses, including attorneys' fees and expenses, incurred or paid by Lender in perfecting, continuing, and protecting its interest in the Personalty and in enforcing its rights hereunder with respect to the Personalty.  Borrower agrees that the requirement of reasonable notice under the UCC shall be met if such notice is given at least (10) business days before the time of the sale or disposition (provided, however, that this sentence shall not be construed to prohibit a shorter notice period, if commercially reasonable under the circumstances or otherwise permitted by the UCC).

        c.   Fixture Filing.  From the date of its recording, this Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all Personalty which are or are to become fixtures related to the Premises.

        d.   Addresses.  The mailing addresses of Borrower (the debtor) and Lender (the secured party), from which information concerning the security interest granted by this Deed of Trust may be obtained, are set forth above.

       13.   Leased Premises; Assignments of Rents.

         a.   Rent Roll.  Upon request, Borrower shall furnish to Lender a schedule certified to be true, identifying all Leases, including, in each case, the name of the tenants and occupants, a description of the space occupied by such tenant and occupants, a description of the term and any options to extend, the rental and other sums payable for such space and such other information and documents with respect to such Leases and tenancies as the Lender may request

         b.   Prohibited Actions.  Without the prior written consent of Lender, Borrower shall not, directly or indirectly, with respect to any Lease, whether such Lease is now or hereafter in existence: (1) accept or permit any prepayment, discount or advance rent payable thereunder; (2) cancel or terminate the same, or accept any cancellation, termination or surrender thereof, or permit any event to occur which would entitle the lessee thereunder to terminate or cancel the same; (3) amend or modify the same so as to reduce the term, thereof, the rental payable thereunder, or to change any renewal provisions therein contained; (4) waive any default thereunder or breach thereof; (5) give any consent, waiver or approval thereunder or take any other action in connection therewith, or with a lessee thereunder, which would have the effect of impairing the value of lessor's interest thereunder, or of impairing the position or interest of the Trustee or Lender; or (6) sell, assign, pledge, mortgage or otherwise dispose of, or encumber, any such Leases or the Rents.

                 c.   Assignment; License to Collect Rents.  Lender shall have the right, power and authority, prior to the release and reconveyance of this Deed of Trust to collect the Rents, with or without taking possession of the Property, and, as additional security for the Secured Obligations, Borrower hereby absolutely and unconditionally assigns and conveys to Lender all of Borrower's rights, title and interest in and to the Leases and Rents.  Lender, however, hereby consents to the Borrower's collection and retention of such Rents, as they accrue and become payable so long as there exists no Event of Default by Borrower hereunder.  Upon an Event of Default, Lender may, at any time, either in person, by agent, or by a receiver appointed by a court, without notice and without regard to the adequacy of any security for the Secured Obligations hereby secured: (1) enter upon and take possession of the Property or any part thereof, and in its own name sue for or otherwise collect such Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney fees, to the Secured Obligations secured hereby, and in such order and priority as Lender may determine; (2) perform such acts of repair or protection as may be necessary or proper to conserve the value of the Property; and (3) lease the same or any part thereof for such rental, term, and upon such conditions as Lender may deem appropriate, or terminate or modify the terms and conditions of existing Leases.  Any application of Rents to the Secured Obligations shall not extend or postpone the due date of any payment or payments as provided in the Note or change the amount of such payment or payments.  The entering upon and taking possession of the Property, the collection of the Rents, and the application thereof as described herein, shall not waive or cure any Event of Default or notice of default hereunder, or invalidate any act done pursuant to such notice.  Borrower also assigns to Lender, as further security for the performance of the Secured Obligations secured hereby, all prepaid Rents and all funds which may have been or may hereafter be deposited with said Borrower by a lessee of the Property, to secure the payment of any Rents, and upon default in the performance of any of the provisions hereof, Borrower agrees to deliver such rents and deposits to the Lender.  Borrower irrevocably authorizes any and all lessees under the Leases, upon demand and notice from Lender of an Event of Default, to pay all Rents and other sums due under the Leases directly to Lender.  Such lessees will have the right to rely upon any such notices of Lender, without any obligation or right to inquire as to the actual existence of the Event of Default, notwithstanding any claim of Borrower to the contrary.  Borrower will have no claim against any lessee under the Leases for any Rents paid by it to Lender in accordance with this paragraph.

                            d.   Performance of Leases.  With respect to any Lease, Borrower will (a) fulfill or perform each and every provision thereof on the lessor's part to be fulfilled or performed, (b) promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder, and (c) enforce all of the terms, covenants and conditions contained in the Lease upon lessee's part to be performed, consistent with the prudent management and operation of the Property, but short of termination thereof (absent the consent of Lender as provided above).

         e.   Assignee as Creditor of Lessee.  Lender, and not Borrower, will be the creditor of the lessee under any Lease in connection with any assignment for the benefit of creditors, bankruptcy, reorganization, insolvency, dissolution, or receivership proceedings affecting such lessee.  Lender, however, will not be obligated to the Borrower to make filings of claims in such proceedings or to otherwise pursue creditor's rights therein.

    14.   Authorized Entry.  Borrower authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Borrower's expense, as Lender may deem appropriate to determine compliance of the Property with the various provisions of the Deed of Trust.  Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of the Lender to Borrower or to any other person.

15.   Further Assurances; Attorney-In-Fact.  At any time, upon request of Lender, Borrower will make, execute and deliver to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, affidavits, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, preserve or enforce: (1) the obligations of Borrower under the Note, this Deed of Trust, the Credit Agreement and the Related Documents, and (2) the liens and security interests created by this Deed of Trust and the Related Documents as first and prior liens on the Property.  Borrower shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.  For purposes of taking such action or executing such documents, Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact.

16.   Full Performance; Reconveyance.  If Borrower shall satisfy all of the Secured Obligations, Lender shall execute and deliver to Trustee a request for reconveyance, and Trustee shall reconvey to Borrower, or to the person or persons legally entitled thereto, without warranty, any portion of the Property then held hereunder.  The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.  Lender shall execute and deliver to Borrower suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Personalty.  Any and all fees and expenses incurred by Lender or Trustee in connection with such request and reconveyance shall be paid by the Borrower upon demand.

17.   Default.  Each of the following shall constitute an event of default (an "Event of Default") under this Deed of Trust:

                a.    .Default on Secured Obligations.  The failure of Borrower to pay any of the Secured Obligations as and when the same are due.

         b.   Other Defaults.  The failure of Borrower to comply with or perform its obligations under any term, obligation, covenant or condition contained in this Deed of Trust, the Note, the Credit Agreement or in any of the Related Documents, or in any other agreement between Borrower and Lender.

         c.   Transfer of Borrower's Interests.  The sale or transfer, without the Lender's prior written consent, of all or any part of the Property, or any interest in the Property ("sale or transfer" means, without limitation, the conveyance of Property or any right, title or interest therein, whether legal, beneficial or equitable, whether voluntary or involuntary whether by outright sale, deed, installment sale contract, land contract, assignment, lease with a term greater than three (3) years, lease-option contract, or by any other method of conveyance of any interest in the Property; and if Borrower is a corporation, partnership, limited liability company, or similar entity, "sale or transfer" also includes any change in ownership of more than ten percent (10%) of the voting stock, partnership interests, limited liability company interests, or similar interests as the case may be, of Borrower).

         d.   False Statements.  Should any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower under this Deed of Trust, the Note, the Credit Agreement or the Related Documents or otherwise in connection with the loan evidenced thereby, be or become false or misleading in any material respect.

         e.   Bankruptcy; Insolvency.  Should Borrower file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future bankruptcy, insolvency or other laws providing or relating to relief for debtors; or should Borrower seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Borrower or of all or any part of the Property, or of any or all of the Rents, or make any general assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due.

         f.   Entry of Order.  Should any court of competent jurisdiction enter an order, judgment or decree approving a petition filed against Borrower seeking any reorganization, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive) from the first date of entry thereof; or should any trustee, receiver or liquidator of Borrower of all or any part of the Property, or of any or all of the Rents, be appointed without the consent or acquiescence of Borrower, which appointment remains unvacated or unstayed for an aggregate of thirty (30) days (whether or not consecutive).

                 g.   Attachment; Liens.  Should any writ of execution or attachment of any similar process be entered against Borrower which becomes or could become a lien on the Property, or any portion thereof or interest therein, which execution, attachment or similar process of judgment is not released, bonded, satisfied, vacated or stayed within thirty (30) days after its entry or levy.

                         h.   Default in Favor of Third Parties.  Should any default occur by Borrower under any loan, extension of credit, security agreement, guaranty, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of the Property or Borrower's ability to repay the Secured Obligations or to otherwise comply with this Deed of Trust, the Credit Agreement or any of the Related Documents.

         i.   Adverse Change.  Should any material adverse change occur in Borrower's financial condition, such that the prospect of payment or performance of the Secured Obligations is impaired, or should Lender otherwise in good faith deem itself insecure.

18.           Acceleration; Remedies; Power of Sale.  Upon the occurrence of an Event of Default under subparagraph 17(e) or 17(f) above, all Secured Obligations shall automatically become due and payable in their entirety without notice or demand, and, upon the occurrence of any other Event of Default and at any time thereafter, Trustee or Lender may declare all Secured Obligations to be immediately due and payable, and the same shall thereupon become due and payable without any presentment, demand protest or notice of any kind.

          a.   Acceleration; Additional Remedies.  Thereafter, Trustee or Lender may, in addition to any other rights or remedies provided by law

i)   Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, in Lender's name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Property, or part of the Property or interest in the Property, increase the income from the Property, or protect the security of the Property; and, with or without taking possession of the Property, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees, to any of the Secured Obligations, all in such order and priority as Lender may determine.  The entering upon and taking possession of the Property, the collection and application of the Rents, shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done in response to such default or pursuant to such notice of default; and, notwithstanding the continuance in possession of the Property or the collection, receipt and application of Rents, Trustee or Lender shall be entitled to exercise every right provided for in the Note, this Deed of Trust, the Credit Agreement or the Related Documents, or by law upon the occurrence of any Event of Default, including the right to exercise the Power of Sale as described below.

ii)   Exercise the Power of Sale as described below;

                 iii)   Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver or specifically enforce any of the covenants hereof; and

               iv)   With respect to all or any part of the Personalty, exercise all the rights and remedies of a secured party under the UCC.

                   b.          Power of Sale.  Lender in its sole discretion may direct Trustee to exercise the Power of Sale herein contained.  Upon such event, Lender shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured by this Deed of Trust as Trustee may require.

i)   Upon receipt of such notice from Lender, Trustee shall cause to be recorded, published and delivered to Borrower such Notice of Default and Notice of Sale as then required by law and by this Deed of Trust.  Trustee shall, without demand on Borrower, after such time as may then be required by law and after recordation of such Notice of Default and after notice of sale having been given as required by law, sell the Property at the time and place of sale fixed by it in such Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale.  Trustee shall deliver to such purchaser or purchasers thereof its deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied.  The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.  Any person, including without limitation Borrower, Trustee, or Lender, may purchase at such sale

            ii)   Trustee may in the manner provided by law postpone sale of all or any portion of the Property.

19.           Application of Proceeds.  The proceeds of any disposition of the Property or the Personalty, whether by exercise of the Trustee's power of sale, foreclosure and sale, repossession and sale, or otherwise, shall be applied by Lender in the following order of priority:

FIRST, to all expenses and costs of Lender and Trustee, including attorneys' fees, arising out of or attributable to the exercise or enforcement of any or all of Lender's or Trustee's rights as a secured party, including, without limitation, the rights, powers, authorities, and remedies provided in this Deed of Trust;

SECOND, to the expenses of such sale, disposition or other realization, including reasonable compensation to the Lender and Trustee and their respective agents and counsel, and all expenses, liabilities, and advances incurred or made by the Lender and Trustee in connection therewith, and any other expenses for which the Lender and Trustee are to be reimbursed pursuant to this Deed of Trust;

THIRD, to the payment of interest and late charges on the Note;

FOURTH, to the payment of principal on the Note;

FIFTH, to the payment of interest on such of the Secured Obligations as are not evidenced by the Note;

SIXTH, to the payment of principal on such of the Secured Obligations as are not evidenced by the Note; and

FINALLY, to the Borrower, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

20.           INDEMNIFICATION.  BORROWER SHALL PROTECT AND SAVE HARMLESS, AND HEREBY INDEMNIFIES TRUSTEE AND LENDER, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AND AGENTS (EACH, AN "INDEMNIFIED PARTY"), FROM AND AGAINST ALL LOSS, LIABILITY, DAMAGE (WHETHER DIRECT OR CONSEQUENTIAL), OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES) IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTY ARISING OUT OF OR RELATING TO: (A) ANY "EVENT OF DEFAULT" AS DEFINED HEREIN; (B) ANY BREACH OF THE "ENVIRONMENTAL PROVISIONS" SET FORTH ABOVE, THE APPLICATION OR EFFECT OF ANY "APPLICABLE ENVIRONMENTAL LAWS" (AS DEFINED ABOVE), OR THE PRESENCE, USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL, RELEASE OR THREATENED RELEASE OF "HAZARDOUS WASTE" OR "HAZARDOUS SUBSTANCES" ON OR ABOUT THE PROPERTY; (C) THE OWNERSHIP OF THE PROPERTY OR ANY INTEREST THEREIN OR RECEIPT OF ANY RENTS; (D) ANY ACCIDENT, INJURY TO OR DEATH OF PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE PROPERTY, OR ANY PART THEREOF, OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PARKING AREAS, STREETS OR WAYS; (E) ANY USE, NONUSE OR CONDITION IN, ON OR ABOUT THE PROPERTY OR ANY PART THEREOF, OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PARKING AREAS, STREETS OR WAYS; OR (F) PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE PROPERTY OR ANY PART THEREOF; WHETHER OR NOT ANY OF THE MATTERS SET FORTH ABOVE WERE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENT ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTY OR INDIVIDUALS OR ENTITIES ACTING AS THE AGENTS OR EMPLOYEES OF ANY INDEMNIFIED PARTY, AND WHETHER OR NOT THE SAME WERE KNOWN OR SHOULD HAVE BEEN KNOWN TO ANY INDEMNIFIED PARTY.  NOTWITHSTANDING ANY PROVISION TO THE CONTRARY SET FORTH IN THIS PARAGRAPH, SUCH INDEMNITY SHALL NOT APPLY WITH RESPECT TO MATTERS CAUSED BY OR ARISING SOLELY OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER, OR ANY OF ITS AGENTS, OR WITH RESPECT TO LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES BASED SOLELY ON FACTS OR CIRCUMSTANCES OCCURRING ONLY SUBSEQUENT TO SUCH TIME, IF ANY, AT WHICH LENDER BECOMES THE OWNER OF THE PROPERTY BY WAY OF FORECLOSURE OF THE LIEN OF THIS DEED OF TRUST, CONVEYANCE IN LIEU OF SUCH FORECLOSURE, OR OTHERWISE.  ANY AMOUNT PAYABLE TO ANY "INDEMNIFIED PARTY" BY REASON OF THE APPLICATION OF THIS PARAGRAPH SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON DEMAND BY LENDER, AND SHALL BEAR INTEREST AT THE "ADVANCE RATE" FROM THE DATE OF SUCH DEMAND.  THE OBLIGATIONS OF BORROWER UNDER THIS PARAGRAPH SHALL SURVIVE ANY TERMINATION OR SATISFACTION OF THIS DEED OF TRUST.

21.   Powers of Trustee; Successor Trustee.

       a.   Powers of Trustee.  In addition to all powers of Trustee under the provisions of this Deed of Trust and under applicable law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender: (1) to join in preparing and filing a map or plat of the Property, including the dedication of streets or other rights to the public; (2) to join in granting any easement or creating any restriction on the Property; and (3) to join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

               b.   Duties and Secured Obligations of Trustee.  (1) The duties and obligations of Trustee shall be determined solely by the express provisions of this Deed of Trust and Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth herein, and no implied covenants or obligations shall be imposed upon Trustee; (2) No provision of this Deed of Trust shall require Trustee to expend or risk its own funds, or otherwise incur any financial obligation in the performance of any of its duties hereunder, or in the exercise of any of its right or powers, if it shall have grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; (3) Trustee may consult with counsel of its own choosing and the advice of such counsel shall be full and complete authorization and protection in the respect of any action taken or suffered by it in good faith and reliance thereon; (4) Trustee shall not be liable for any action taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Deed of Trust; (5) Trustee shall not be responsible for the payment of any unpaid taxes on the Property due and owing at the time of the sale of all or any part of the Property pursuant to the procedures set forth herein.

               c.   Successor Trustee.  Lender may from time to time appoint a successor to any Trustee named herein pursuant to the applicable provisions of Nebraska law.  Upon such appointment, the successor shall be vested with all title, powers and duties conferred upon Trustee herein.

22.           Miscellaneous.

         a.   Notices.  Any notice under this Deed of Trust shall be in writing and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the party or parties at its or their respective addresses set forth above.  Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.  Borrower agrees to keep Lender and Trustee informed at all times of Borrower's current address.

b.   Financial Statements; Other Information.  Borrower shall furnish to Lender, upon request, a certified statement setting forth the operating income and expenses relating to the Property during Borrower's previous fiscal year, in such form and detail as Lender shall require.  Upon request, Borrower shall also furnish to Lender such information and/or documents as, in Lender's discretion, are deemed necessary for purposes of confirming any representation made or action to be taken by the Borrower hereunder, or the existence or nonexistence of any Event of Default hereunder.

c.   Request for Notice.  Borrower, Trustee and Lender hereby request that a copy of any Notice of Default and a copy of any Notice of Sale under this Deed of Trust be mailed to them at the addresses of such parties set forth above.

d.   Attorneys' Fees; Expenses.  If Lender institutes any suit or takes any action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover its reasonable attorneys' fees, costs, and related expenses (collectively, the "Costs") incurred by Lender in connection with its efforts to enforce this Deed of Trust, including, without limitation, Costs incurred at trial and on any appeal, and Costs incurred in connection with any bankruptcy proceeding to which Borrower is a party.

    e.   Governing Laws.  This Deed of Trust has been delivered to Lender and accepted by Lender in the State of Nebraska, and shall be governed by and construed in accordance with the laws of the State of Nebraska

    f.   Paragraph Headings.  Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

    g.   No Merger.  There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender

    h.   Severability.  If a court of competent jurisdiction finds any provision of this Deed of Trust to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances.  If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Deed of Trust in all other respects shall remain valid and enforceable.

    i.   Binding Effect; Successors and Assigns.  Subject to the limitations stated in this Deed of Trust on transfer of Borrower's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their heirs, legatees, devisees, personal representatives, successors and assigns.

    j.   Remedies Cumulative.  Trustee and Lender shall each be entitled to enforce payment and performance of any indebtedness or obligations secured by this Deed of Trust and to exercise all rights and powers under this Deed of Trust, under the Note, under the Credit Agreement, under any of the Related Documents, or under any other agreement or any laws now or hereafter in force; notwithstanding some or all of such indebtedness and obligations secured by this Deed of Trust may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise.  Neither the acceptance of this Deed of Trust nor its enforcement, by court action or pursuant to the power of sale or other powers contained in this Deed of Trust, shall prejudice or in any manner affect Trustee's or Lender's right to realize upon or enforce any other security now or hereafter held by Lender or Trustee in such order and manner as they or either of them may in their absolute discretion determine.  No remedy conferred upon or reserved to Trustee or Lender, is intended to be exclusive of any other remedy in this Deed of Trust or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given in this Deed of Trust or now or hereafter existing at law or in equity or by statute.  Every power or remedy given to Trustee or Lender by the Note, this Deed of Trust, the Credit Agreement or any of the Related Documents, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Lender, and either of them may pursue inconsistent remedies. Nothing in this Deed of Trust shall be construed as prohibiting Lender from seeking a deficiency judgment against the Borrower to the extent such action is permitted by law.

    k.   Time of the Essence.  Time is of the essence of this Deed of Trust

    l.   Waivers and Consents.  Neither Trustee nor Lender shall be deemed to have waived any rights under this Deed of Trust (or under the Note, the Credit Agreement or the Related

Documents) unless such waiver is in writing and signed by Trustee or Lender, as applicable.  No delay or omission on the part of Trustee or Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Trustee or Lender of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision.  No prior waiver by Trustee or Lender, nor any course of dealing, shall constitute a waiver of any of Trustee's or Lender's rights, or any of Borrower's obligations, as to any future transactions.  Whenever consent by Lender is required in this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

     m.   Waiver of Homestead Exemption.  To the extent applicable, Borrower hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Nebraska to the fullest extent permitted by law.

     n.   Entire Agreement; Amendments.  This Deed of Trust, together with the Note, the Credit Agreement and the Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust.  No alteration of or amendment to this Deed of Trust shall be effective unless made in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower has executed and delivered this Deed of Trust as of the date first above written.

NEDAK ETHANOL, LLC, a Nebraska limited
liability company

By:/s/ Jerome Fagerland
Name:  Jerome Fagerland
Title:  President and General Manager

By:/s/ Everett Vogel
Name:  Everett Vogel
Title:  Board Chairman

ACKNOWLEDGEMENT OF BORROWER

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

    The foregoing instrument was acknowledged before me this __________ day of February, 2007, by Jerome Fagerland, as the President and General Manager of NEDAK ETHANOL, LLC, a Nebraska limited liability company, on behalf of the limited liability company.

    Witness my hand and official seal.

[ Seal ]

                                      ________________________________________________
                 Notary Public
My commission expires:

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

    The foregoing instrument was acknowledged before me this __________ day of February, 2007, by Everett Vogel, as the Board Chairman of NEDAK ETHANOL, LLC, a Nebraska limited liability company, on behalf of the limited liability company.

    Witness my hand and official seal.

[ Seal ]

                                      ________________________________________________
                 Notary Public
My commission expires:

EXHIBIT A

Parcel 1:

The Plant Site:

Beginning at the southwest corner of the NE ‘A of Section 4, T29N, R14W of the 6th P.M. in Holt County, Nebraska, and assuming the west line of said NE ‘A has a bearing of S 00°04’33” E, thence N 89°33’18”E along the south line of said NE 1/4, 1,312.51 feet; thence N 00°59’49”W, 694.43 feet; thence N 89°00’11” E, 539.97 feet; thence N 00°59’49” W, 635.59 feet, to the southwesterly right-of-way line of the Cowboy Trail; thence N 51°52’31” W along said southwest right-of-way, 732.65 feet; thence S 38°07’29” W, 200.00 feet; thence N 51°52’31” W, 200.00 feet; thence N 38°07’29” E, 200.00 feet, to said southwest right-of-way line of Cowboy Trail; thence S 89°54’11” W, 1,073.08 feet, to a point 25.0 feet east of said west line of the NE 1/4 of Section 4; thence N 00°04’33” W, parallel with said west line, 776.67 feet, to the north line of said NE %; thence S 89°16’37” W along said north line, 25.00 feet, to the N corner of said Section 4; thence S 89°32’36” W along the north line of the NW 1/4 of said Section 4, 35.05 feet; thence S 00°04’33” E, parallel with said west line of the NE 1/4, 2,699.74 feet, to the south line of said NW 1/4; thence N 89°32’57” E along said south line, 35.05 feet, to the point of beginning

And a tract of land located in the NW ‘A of Section 4, T29N, R14W of the 6th P.M. in Holt County, Nebraska, described as follows:

Beginning at a point on the south line of said NW % and 35.05 feet west of the southeast corner of said NW %, and assuming the south line to have a bearing of S 89°30’01” W; thence N 00°04’33” W and parallel with the east line of said NW 1/4, 200 feet; thence S. 89°30’01” W and parallel with the south line of the said NW 1/4, 900 feet; thence S 00°04’33” E to a point on the south line of said NW ‘A, 200 feet; thence N 89°30’01” E on the south line of said NW Vs, 900 feet, to the point of beginning.

Parcel 2:

The Transload Site

A tract of land located in the Northeast Quarter of the Southwest Quarter of Section 25,Township 29 North, Range 12, West of the 6th P.M., Holt County, Nebraska, described as follows: Beginning at a point that is 421.95 feet South of the Northeast Corner of the Southwest Quarter of said Section 25; thence continuing South on the Quarter Section line a distance of 309.6 feet; thence right 99°35’ a distance of 1336.6 feet, along the northerly right of way of the Chicago and Northwestern Railroad; thence right 80°31’ a distance of 380.2 feet, to the Southerly right of way of Highway 20; thence right 89° 37’ a distance of 735.90 feet; thence right 90°17’ a distance of 300.0 feet; thence left 90°17’ a distance of 580.8 feet to the point of beginning.

Exhibit “B”

Permitted Encumbrances

1.           Real estate taxes and assessments for the years 2006, 2007, and subsequent years not yet due and payable.

2.           Right of Way Permit and Easement to Niobrara Valley Electric Membership Corporation filed December 29, 1977 in book 54, Page 659 of the Miscellaneous records of Holt County, Nebraska, granting right of way to construct, operate and maintain electric transmission equipment located on property described as the North Half of Section 4-29-14 and a transmission line to run approximately 1/2 mile East & West on approximately the 34 foot line South of the North Section line of Said Section. (Affects Parcel 1)

3.           Right of Way Permit and Easement to Niobrara Valley Electric Membership Corporation filed November 7, 1994 in Book 72, Page 140 of the records of said county granting the right of way for construction, operation and maintenance of electric transmission equipment located on the Northeast Quarter of Section 4-29-14. (Affects Parcel 1)

4.           Agreement for Electric Service to Niobrara Valley Electric Membership Corporation recorded November 7, 1994 in Book 72, Page 141, making available electric service to operate the irrigation system located on property described as the Northeast Quarter of Section 4-29-14. (Affects Parcel 1)

5.           Permanent Road Access Easement from Nedak Ethanol, LLC to Nebraska Public Power District dated January 23, 2007 recorded _____ in Book ______, Page _____. (Affects Parcel 1)

6.           The following matters disclosed in that certain Survey made by Gilmore & Associates Inc. dated February 9, 2007 as Job No. 123.086L .

Gravel drive along the west line of the land,
Power line along the west line of the land,

and Telephone equipment along the south line of the land.

(Affects Parcel 1)

7.           Grant of Right of Way for Ingress and Egress filed April 21, 1980 in Book 57, at Page 230 of the records of Holt County, Nebraska. (Affects Parcel 2)

Exhibit “C”

Disclosed Environmental Matters

None